EXECUTION COPY










                                                                   EXHIBIT 10.64

                          OPTIMER PHARMACEUTICALS, INC.



                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT



                            CLOSING: APRIL ___, 2005

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

1.       AUTHORIZATION AND SALE OF PREFERRED SHARES............................1

         1.1      AUTHORIZATION................................................1
         1.2      SALE OF SERIES C PREFERRED STOCK.............................1

2.       CLOSING; DELIVERY.....................................................1

         2.1      CLOSING......................................................1
         2.2      DELIVERY.....................................................1

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................2

         3.1      ORGANIZATION AND STANDING; CERTIFICATE AND BY-LAWS...........2
         3.2      CORPORATE POWER..............................................2
         3.3      CAPITALIZATION...............................................2
         3.4      SUBSIDIARIES.................................................3
         3.5      AUTHORIZATION................................................3
         3.6      OUTSTANDING INDEBTEDNESS.....................................3
         3.7      TITLE TO PROPERTIES AND ASSETS...............................3
         3.8      PATENTS, TRADEMARKS..........................................4
         3.9      COMPLIANCE WITH OTHER INSTRUMENTS; NONE BURDENSOME...........4
         3.10     LITIGATION...................................................4
         3.11     TAX RETURNS..................................................5
         3.12     EMPLOYEES; CONSULTANTS.......................................5
         3.13     REGISTRATION RIGHTS..........................................5
         3.14     GOVERNMENTAL CONSENTS........................................5
         3.15     SECURITIES LAW EXEMPTION.....................................5
         3.16     AGREEMENTS; ACTION...........................................6
         3.17     BROKERS OR FINDERS; OTHER OFFERS.............................6
         3.18     DISCLOSURE...................................................6
         3.19     LICENSES.....................................................6
         3.20     CERTAIN ACTIONS..............................................6
         3.21     FINANCIAL STATEMENTS.........................................7
         3.22     CHANGES......................................................7
         3.23     REAL PROPERTY HOLDING COMPANY................................8
         3.24     INVESTMENT COMPANY...........................................8
         3.25     MINUTES......................................................8
         3.26     HOLDING COMPANY STATUS.......................................8
         3.27     ACCOUNTING...................................................8
         3.28     SECTION 1202 COMPLIANCE......................................8
         3.29     SECTION 83(B) ELECTIONS......................................9
         3.30     MATERIAL LIABILITIES.........................................9
         3.31     RELATED-PARTY TRANSACTIONS...................................9
         3.32     STOCK CERTIFICATES..........................................10

                                      -i-
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                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                            PAGE
                                                                            ----

4.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS......................10

         4.1      AUTHORIZATION...............................................10
         4.2      EXPERIENCED ACCREDITED INVESTOR.............................10
         4.3      INVESTMENT..................................................10
         4.4      RESTRICTED SECURITIES.......................................10
         4.5      FURTHER LIMITATIONS ON DISPOSITION..........................11
         4.6      NO PUBLIC MARKET............................................11
         4.7      ACCESS TO DATA..............................................11
         4.8      BROKERS OR FINDERS..........................................11

5.       CONDITIONS OF INVESTORS' OBLIGATIONS AT THE CLOSING..................12

         5.1      REPRESENTATIONS AND WARRANTIES TRUE.........................12
         5.2      COVENANTS...................................................12
         5.3      CONSENTS....................................................12
         5.4      OPINION OF THE COMPANY'S COUNSEL............................12
         5.5      COMPLIANCE CERTIFICATE......................................12
         5.6      CERTIFICATE OF INCORPORATION................................12
         5.7      ANCILLARY AGREEMENTS........................................12
         5.8      PROCEEDINGS AND DOCUMENTS...................................12
         5.9      RESERVATION OF CONVERSION STOCK.............................12
         5.10     COMPLIANCE WITH LAWS........................................12
         5.11     BOARD OF DIRECTORS..........................................13
         5.12     APPROVAL BY THE BOARD OF DIRECTORS OF PAR PHARMACEUTICAL....13
         5.13     MANAGEMENT RIGHTS LETTER....................................13
         5.14     SECURING OF ADDITIONAL FUNDING..............................13

6.       CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING...................13

         6.1      REPRESENTATIONS AND WARRANTIES TRUE.........................13
         6.2      CONSENTS....................................................13
         6.3      CERTIFICATE OF INCORPORATION................................13
         6.4      ANCILLARY AGREEMENTS........................................13
         6.5      COMPLIANCE WITH ALL LAWS....................................13

7.       MISCELLANEOUS........................................................14

         7.1      GOVERNING LAW...............................................14
         7.2      SURVIVAL....................................................14
         7.3      FINDER'S FEE................................................14
         7.4      SUCCESSORS AND ASSIGNS......................................14
         7.5      ENTIRE AGREEMENT............................................14
         7.6      SEVERABILITY................................................14
         7.7      AMENDMENT AND WAIVER........................................14
         7.8      DELAYS OR OMISSIONS.........................................15

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                               TABLE OF CONTENTS
                                  (CONTINUED)
                                                                            PAGE
                                                                            ----
         7.9      NOTICES.....................................................15
         7.10     EXPENSES....................................................15
         7.11     TITLES AND SUBTITLES........................................15
         7.12     COUNTERPARTS................................................15
         7.13     INDEMNIFICATION.............................................15

                                    EXHIBITS

Exhibit A      Schedule of Investors
Exhibit B      Amended and Restated Certificate of Incorporation
Exhibit C      Amended and Restated Investors' Rights Agreement
Exhibit D      Amended and Restated Co-Sale Agreement
Exhibit E      Amended and Restated Voting Agreement
Exhibit F      Schedule of Exceptions
Exhibit G      Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

                          OPTIMER PHARMACEUTICALS, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     This Series C Preferred Stock Purchase Agreement (the "AGREEMENT") is made as of April ___, 2005 by and among Optimer Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on the Schedule of Investors attached as EXHIBIT A (the "INVESTORS").

1.        AUTHORIZATION AND SALE OF PREFERRED SHARES.

          1.1 AUTHORIZATION. The Company has authorized (a) the issuance and sale pursuant to this Agreement of up to an aggregate of 3,333,333 shares of its Series C Preferred Stock (the "SHARES") having the rights, restrictions, privileges and preferences set forth in the Company's Restated Certificate of Incorporation attached as EXHIBIT B (the "RESTATED CERTIFICATE"); and (b) the reservation of shares of Common Stock for issuance upon conversion of the Shares (the "CONVERSION STOCK"). The Company shall adopt and file the Restated Certificate with the Secretary of State of the State of Delaware on or before the Closing (as defined below).

          1.2 SALE OF SERIES C PREFERRED STOCK. Subject to the terms and conditions hereof, the Company will issue and sell to the Investors, and each Investor will purchase from the Company, severally and not jointly, the total number of shares of Series C Preferred Stock specified opposite such Investor's name on the Schedule of Investors for the purchase price of $3.60 per share at the Closing (as defined hereafter). The Company's agreement with each Investor is a separate agreement, and the issuance of the Shares to each Investor is a separate sale and issuance.

2.        CLOSING; DELIVERY.

          2.1 CLOSING. The sale, purchase and issuance of the Shares under this Agreement shall take place at one closing (the "CLOSING"). The Closing shall be held at 3 p.m. on April ___, 2005 (the "CLOSING DATE"), at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304, or at such other time and place as the Company and Investors representing a majority of the Shares to be sold in the Closing may agree.

          2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company shall duly execute and deliver to each Investor a certificate, in due and proper form, representing the Shares purchased by the Investor from the Company against payment of the purchase price therefore by check, wire transfer of immediately available funds, or cancellation of indebtedness. Each Investor shall also enter into (i) that certain Amended and Restated Investors' Rights Agreement dated as of the date hereof (the "INVESTORS' RIGHTS AGREEMENT"), by and among the Company and the Investors, the form of which is attached hereto as EXHIBIT C, (ii) that certain Amended and Restated Co-Sale Agreement date as of the date hereof (the "CO-SALE AGREEMENT"), by and among the Company, the Investors and the Founders (as defined in such agreement), the form of which is attached hereto as EXHIBIT D, and (iii) that certain Amended and Restated Voting Agreement dated as of the date hereof (the "VOTING Agreement"), by and among the Company, the Investors, and the Founders (as defined in the Voting Agreement), the form of which is attached hereto as

EXHIBIT E. The Investors' Rights Agreement, Co-Sale Agreement, and Voting Agreement are collectively referred to as the "ANCILLARY AGREEMENTS".

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as otherwise set forth on the Schedule of Exceptions attached hereto as Exhibit F, the Company represents and warrants to the Investors as of the Closing as follows:

          3.1 ORGANIZATION AND STANDING; CERTIFICATE AND BY-LAWS. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in the State of California. The Company is not so qualified in any other jurisdiction and the failure to be so qualified will not have a material adverse effect on the Company's business as now conducted or as proposed to be conducted. The Company has furnished the Investors with copies of its Certificate of Incorporation and Bylaws. Said copies are true, correct and complete and contain all amendments through the Closing Date.

          3.2 CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder, to issue the Conversion Stock, and to carry out and perform its obligations under the terms of this Agreement and the Ancillary Agreements.

          3.3  CAPITALIZATION.

               (a) The authorized capital stock of the Company consists of 55,000,000 shares of Common Stock, $0.001 par value, and 31,000,000 shares of Preferred Stock, $0.001 par value, of which (i) 5,000,000 shares have been designated Series A Preferred Stock, (ii) 14,000,000 shares have been designated Series B Preferred Stock, (iii) 3,500,000 shares have been designated Series C Preferred Stock, and (iv) 8,500,000 shares have been designated Series D Preferred Stock. Immediately prior to the Closing, 3,400,000 shares of Series A Preferred Stock, 8,954,431 shares of Series B Preferred Stock, no shares of Series C Preferred Stock, and no shares of Series D Preferred Stock are issued and outstanding.

               (b) Immediately prior to the Closing, 5,082,711 shares of Common Stock are issued and outstanding. All issued and outstanding shares of the Company's capital stock are duly authorized and validly issued, fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws.

               (c) Except for (i) the conversion privileges of the Preferred Stock, (ii) 4,000,000 shares of Common Stock reserved for issuance pursuant to the Company's 1998 Stock Plan, as amended, as of the Closing, and (iii) the rights provided in the Investors' Rights Agreement, there are no other outstanding shares of capital stock or outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, or other agreements either directly or indirectly for the purchase or acquisition from the Company or for the voting of any shares of its capital stock. The rights, privileges and preferences of each series of Preferred Stock are set forth in the Restated Certificate.

          3.4 SUBSIDIARIES. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

          3.5 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (a) the authorization, execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, (b) the authorization, issuance, sale and delivery of the Shares and the Conversion Stock, and (c) the performance of all of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement and the Ancillary Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity, and (iii) to the extent the indemnification provisions contained in the Investor Rights' Agreement may further be limited by applicable laws and principles of public policy. The Shares, when issued in compliance with the provisions of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, will be issued in compliance with applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Restated Certificate; and the Shares and the Conversion Stock will be free of any liens or encumbrances, assuming the Investors take the Shares and the Conversion Stock with no notice thereof, other than any liens or encumbrances created by or imposed upon the Investors; PROVIDED, HOWEVER, that the Shares and the Conversion Stock may be subject to restrictions on transfer under applicable securities laws as set forth herein. The Shares are not subject to any preemptive rights, rights of first refusal or similar rights.

          3.6 OUTSTANDING INDEBTEDNESS. The Company has no indebtedness for borrowed money which the Company has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which the Company has become directly or indirectly liable. The Company has no liability or obligation, absolute or contingent, other than liabilities or obligations of less than $25,000 each and in the aggregate less than $50,000, under purchase orders, sales contracts, real property leases, equipment leases or similar obligations, all incurred in the ordinary course of business. For purposes of this Section 3.6, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the aforementioned individual minimum dollar amounts.

          3.7 TITLE TO PROPERTIES AND ASSETS. The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, loan, encumbrance or charge, except (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances (of which the Company has no knowledge) which do not in any case materially detract from the value of the property subject thereto or materially impair the Company's operations, and which have not arisen otherwise than in the ordinary course of business. With respect to property it leases, the Company is in compliance with such leases in all material respects.

          3.8 PATENTS, TRADEMARKS. To the Company's knowledge, the Company has sufficient title and ownership of all patents, patent applications, licenses, trademarks, service marks, trade names, inventions, franchises, copyrights, trade secrets, information and other proprietary rights necessary for the operation of its business as now conducted and as proposed to be conducted (collectively the "INTELLECTUAL PROPERTY") with no known infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind related to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements with respect to the patents, patent applications, licenses, trade marks, service marks, trade names, inventions, franchises, copyrights, trade secrets, information, proprietary rights or processes of any other person or entity. The Company has not received any communications alleging that the Company has violated, or by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity. The Company, after reasonable inquiry, is not aware that any of its employees or consultants is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of the employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the operation of the Company's business by the employees or consultants of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under, any contract, covenant or instrument under which any of such employees or consultants is now obligated.

          3.9 COMPLIANCE WITH OTHER INSTRUMENTS; NONE BURDENSOME. The Company is not in violation of any term of its Certificate of Incorporation or Bylaws or, in any material respect, any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree, order or any statute, rule or regulation applicable to the Company. The execution, delivery, and performance of and compliance with this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, have not resulted and will not result in any such violation, or be in conflict with or constitute a default under any such term, or result in the creation of any lien, mortgage, pledge, encumbrance or charge upon any of the properties or assets of the Company; and there is no such violation or default which materially or adversely affects the Company's business or any of its properties or assets. The Company is not a party to any contract, agreement or instrument or subject to any judgment, order, injunction, rule or regulation which, in the opinion of the Company, materially and adversely affects its business, operations, financial condition or prospects.

          3.10 LITIGATION. There are no actions, suits, proceedings or investigations pending against the Company or any of its properties before any court or governmental agency (nor, to the best of the Company's knowledge, is there any reasonable basis therefor or threat thereof). The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company after reasonable inquiry) involving the prior employment of any of the Company's employees or former employees or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding, or investigation by the Company currently pending or that the Company intends to initiate.

          3.11 TAX RETURNS. The Company has filed or obtained extensions for all federal, state and other tax returns which are required to be filed and has paid all taxes which have become due and payable. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date thereof.

          3.12 EMPLOYEES; CONSULTANTS. To the Company's knowledge after due inquiry, no employee or consultant of the Company is in violation of any term of any employment or consulting contract, patent disclosure agreement, invention assignment agreement, proprietary information agreement or other contract or agreement relating to the relationship of such employee or consultant with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any employment or consulting contracts, deferred compensation agreements or bonus, incentive or profit sharing plans, either currently in effect or proposed, except the 1998 Stock Plan adopted by the Company's Board of Directors and shareholders. The Company has no collective bargaining agreements with any of its employees and there is no labor union organizing activity pending or threatened with respect to the Company. All employees of the Company have signed a Proprietary Information Agreement and all consultants of the Company have signed Consulting Agreements in substantially the forms furnished to special counsel to the Investors.

          3.13 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement, the Company is not under any contractual obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

          3.14 GOVERNMENTAL CONSENTS. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Ancillary Agreements or the offer, sale or issuance of the Shares (and the Conversion Stock), or the consummation of any other transaction contemplated hereby, except qualification or registration (or taking such action as may be necessary to secure an exemption from qualification or registration, if available) of the offer, sale and issuance of the Shares (and the Conversion Stock) under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

          3.15 SECURITIES LAW EXEMPTION. Subject to the accuracy of the Investors' representations in Section 4 of this Agreement, the offer, sale and issuance of the Shares and the issuance of the Conversion Stock constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          3.16 AGREEMENTS; ACTION. Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, employees, consultants, directors, affiliates, or any affiliate thereof. The Company and, to the Company's knowledge after having made due inquiry, its officers employees, consultants and directors, have no interest (other than as holders of less than 1% of any class of securities of a publicly-traded company), either directly or indirectly, in any entity, including without limitation thereto, any corporation, partnership, joint venture, proprietorship, firm, licensee, business or association (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that presently (i) provides any services or designs, produces and/or sells any products or product lines, or engages or plans to engage in any activity which is the same, similar to or competitive with any activity or business in which the Company is now engaged or plans to engage; (ii) is a supplier, customer, creditor, or has an existing contractual relationship with any of its managing employees or consultants;
(iii) has any direct or indirect interest in any asset or property, real or personal, tangible, or intangible, of the Company or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of its current or presently proposed business.

               (a) The Schedule of Exceptions sets forth a list of all (i) contracts, indentures, agreements or licenses of any patent, copyright, or other proprietary agreement to which the Company is a party and which relate to the payment or receipt of money in excess of $25,000, (ii) all consulting, employment and severance agreements, (iii) all distribution, reseller, joint venture and corporate partnering agreements and (iv) all leases which relate to the payment of money in excess of $50,000 (each a "MATERIAL CONTRACT").

          3.17 BROKERS OR FINDERS; OTHER OFFERS. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by or on behalf of the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

          3.18 DISCLOSURE. Neither this Agreement or the Ancillary Agreements nor any information in the Exhibits hereto or otherwise furnished to the Investors taken as a whole contains any untrue statement of a material fact regarding the Company or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading regarding the Company.

          3.19 LICENSES. The Company has all licenses and permits necessary to the conduct of its business as currently being conducted (federal, state, foreign and local), the failure to obtain which would have a material adverse effect on the Company's business properties, and such licenses and permits are in full force and effect.

          3.20 CERTAIN ACTIONS. The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any person, other than loans in connection with employee relocations and ordinary advances for travel expenses, (iii) sold, exchanged or otherwise disposed of any of its assets or rights other than in the ordinary course of business or (iv) redeemed or obligated itself to redeem any of its capital stock, other than repurchases of unvested shares of Common Stock from terminated employees and consultants at a repurchase price equal to the original issue price for such repurchased shares. (a) The Company is not a party to and is not bound by any contract, agreement, or instrument, or subject to any restrictions under its Certificate of Incorporation or Bylaws, which materially and adversely affects its business as now conducted and as now proposed to be conducted.

          3.21 FINANCIAL STATEMENTS. The Company has delivered to the Investors the Company's unaudited financial statements as of December 31, 2004 ("FINANCIAL STATEMENTS"). The Financial Statements, (i) are complete and correct in all material respects, (ii) are in accordance with the Company's books and records,
(iii) fairly present its financial position as of the dates indicated and the results of its operations for the periods indicated and (iv) have been prepared in conformity with generally accepted accounting principles consistently applied, except that unaudited Financial Statements do not include footnotes and do not reflect normal year-end adjustments (which are not expected to be material). Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, absolute or contingent, except those incurred in the ordinary course of business since December 31, 2004, which have not been in the aggregate materially adverse. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.22 CHANGES. Since December 31, 2004 there has not been:

               (a) any waiver by the Company of a valuable right or of a material debt owed to it;

               (b) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is now proposed to be conducted);

               (c) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (d) any change in any compensation arrangement or agreement with any executive officer;

               (e) any change in the assets, liabilities, financial condition or operations of the Company, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

               (f) any change, except in the ordinary course of business, in the
contingent  obligations  of  the  Company  by  way  of  guaranty,   endorsement,
indemnity, warranty or otherwise;

               (g)  any   declaration  or  payment  of  any  dividend  or  other
distribution of assets of the Company or the adoption or consideration of any plan or arrangement with respect thereto;

               (h) any resignation or termination of employment of any key employee of the Company (other than terminations of temporary employment during university leaves of absence), or to the Company's knowledge any plans with respect thereto;

               (i) to the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is currently conducted and as it is proposed to be conducted); or

               (j) any material change in the Company's accounting or internal control procedures and practices.

          3.23 REAL PROPERTY HOLDING COMPANY. The Company is not and has not been at any time a "United States real property holding corporation" as defined in Section 897 of the Internal Revenue Code of 1986, as amended.

          3.24 INVESTMENT COMPANY. The Company is not, and after the receipt of the proceeds from the sale of the Shares hereunder will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          3.25 MINUTES. The minute books of the Company contain a complete summary of all meetings of directors and shareholders since the time of incorporation.

          3.26 HOLDING COMPANY STATUS. The Company is not a "holding company," or a subsidiary or affiliate of a "holding company," or a "subsidiary company" of a "holding company," or a "public utility," within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended.

          3.27 ACCOUNTING. The Company maintains and will continue to maintain a system of accounting established and administered in accordance with generally accepted accounting principles and has in place reasonable internal controls which are adequate and appropriate for the Company.

          3.28 SECTION 1202 COMPLIANCE. The Company is a "C" corporation for federal income tax purposes, is an "eligible corporation" as defined in Section 1202(e)(4) of the Internal Revenue Code of 1986, as amended (the "Code") and is engaged in a "qualified trade or business" as defined in Section 1202(e)(3) of the Code.

               (a) During the one-year period beginning on the date one year before the Closing, the Company has not made one or more purchases of its stock with an aggregate value (as of the time of the respective purchases) exceeding

5% of the aggregate value of all of its stock as of the beginning of such period.

               (b) At all times during the period that began with the formation of the Company and ends on the Closing, the aggregate gross assets of the Company did not exceed $50,000,000. For purposes of this representation, (i) the amount received by the Company from the sale of its stock as contemplated herein shall be taken into account, (ii) "aggregate gross assets" shall mean the amount of (A) cash, (B) the aggregate fair market value of all property contributed to the Company (or other property with a basis determined in whole or part for federal income tax purposes by reference to the adjusted basis of property so contributed) as of the date of such contribution, and (C) the aggregate adjusted basis for federal income tax purposes of other property held by the Company, and
(iii) the Company shall be deemed to own its ratable share of the assets of its subsidiaries, if any.

               (c) Ten percent or less of the total value of the Company's assets as of the Closing consists of real property that is not used in the Company's business.

               (d) Ten percent or less of the total value of the Company's assets (in excess of liabilities) as of the Closing consists of stock or securities in other corporations that are not subsidiaries of the Company (other than assets described in Section 1202(e)(6) of the Code).

          3.29  SECTION  83(B) ELECTIONS.  All  elections  notices  permitted by
Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws have been timely filed by all employees who have purchased shares of the Company's Common Stock under agreements that provide for the vesting of such shares.

          3.30 MATERIAL LIABILITIES. The Company has no material liability or obligation, absolute or contingent (individually or in the aggregate), except
(i) obligation and liabilities incurred after the date of incorporation in the ordinary course of business that are not material, individually or in the aggregate, and (ii) obligations under contracts made in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with generally accepted accounting principles.

          3.31  RELATED-PARTY TRANSACTIONS.

               (a) No employee, officer, shareholder, director or affiliate of the Company, or any member of his or her immediate family, or any affiliate of any of the foregoing, is indebted to the Company. The Company is not indebted (or committed to make loans or extend or guaranty credit) to any of the foregoing, other than for (i) the payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and/or
(iii)  other  standard  employee  benefits  made  generally   available  to  all
employees.

               (b) To the Company's knowledge, none of such persons is, directly, or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such persons employment with the Company or ownership of capital stock of the Company).

               (c) To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship.

               (d) To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation that competes with the Company, except that such persons may own stock in publicly traded companies (not exceeding one percent of such company's outstanding capital stock) that may compete with the Company.

          3.32 STOCK CERTIFICATES. The certificates for the Shares to be delivered to the Investors are in due and proper form, have been duly executed and will be delivered by the Company within three (3) days of the Closing.

     4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, as to such Investor only, hereby represents and warrants to the Company as follows:

          4.1 AUTHORIZATION. This Agreement and the Ancillary Agreements, when executed and delivered by such Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with the terms of each agreement, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity, and (iii) to the extent the indemnification provisions contained in the Investor Rights' Agreement may further be limited by applicable laws and principles of public policy.

          4.2 EXPERIENCED ACCREDITED INVESTOR. Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect.

          4.3 INVESTMENT. Such Investor is acquiring the Shares and the Conversion Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Shares and the Conversion Stock have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein.

          4.4 RESTRICTED SECURITIES. The Investor understands that the Shares and the Conversion Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act by the

Securities and Exchange Commission, as presently in effect ("RULE 144"), and understands the resale limitations imposed thereby and by the Act.

          4.5 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares or the Conversion Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4 and the Ancillary Agreements, provided and to the extent this Section and such agreements are then applicable, and:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms of this Agreement and the Ancillary Agreements to the same extent as if he or she were an original Investor hereunder.

          4.6 NO PUBLIC MARKET. The Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

          4.7 ACCESS TO DATA. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

          4.8 BROKERS OR FINDERS. The Investor has not engaged any brokers, finders, or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

     5. CONDITIONS OF INVESTORS' OBLIGATIONS AT THE CLOSING. Each Investor's obligation to purchase Series C Preferred Stock at the Closing under this Agreement is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by such
Investor:

          5.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Company in Section 3 hereof shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with.

          5.3 CONSENTS. The Company shall have obtained all consents, permits and waivers necessary to consummate the transactions contemplated by this Agreement.

          5.4 OPINION OF THE COMPANY'S COUNSEL. The Investors shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR"), counsel to the Company, an opinion letter addressed to the Investors in the form attached as EXHIBIT G dated as of the Closing Date.

          5.5 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investors a certificate of the Company, executed by the Chief Executive Officer, President or a Vice President of the Company and dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2 and 5.3.

          5.6  CERTIFICATE  OF  INCORPORATION.   The  Restated   Certificate  in
substantially the form attached as EXHIBIT B shall have been filed with the Secretary of State of the State of Delaware.

          5.7 ANCILLARY AGREEMENTS. The Ancillary Agreements shall have been executed by the Company and the Investors.

          5.8 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall have been reasonably approved by the Investors, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          5.9 RESERVATION OF CONVERSION STOCK. The shares of the Conversion Stock issuable upon conversion of the Series C Preferred Stock shall have been duly authorized and reserved for issuance upon such conversion.

          5.10 COMPLIANCE WITH LAWS. The purchase of the Shares shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

          5.11 BOARD OF DIRECTORS. Immediately after the Closing the Board of Directors shall consist of Mark Auerbach, Joseph Chang, Michael Chang, Joseph Chow, Howard Lee, Alain Schreiber, and Chi Huey Wong.

          5.12 APPROVAL BY THE BOARD OF DIRECTORS OF PAR PHARMACEUTICAL. With respect to any purchase of the Shares by Par Pharmaceutical, Inc., such purchase shall be approved by the Board of Directors of Par Pharmaceutical, Inc.

          5.13 MANAGEMENT RIGHTS LETTER. To the extent requested by Par Pharmaceutical, a Management Rights Letter in a form reasonably acceptable to Par Pharmaceutical shall have been executed by the Company and Par Pharmaceutical.

          5.14 SECURING OF ADDITIONAL FUNDING. The Company shall have secured commitments from investors to purchase an aggregate amount of at least $10,000,000 of the shares of the Company's Series D Preferred Stock (the "SERIES D SHARES"), including warrants to purchase shares of the Company's Common Stock (the "WARRANTS"), to be governed by a stock and warrant purchase agreement similar to this Agreement and the Ancillary Agreements ("ADDITIONAL FUNDING AGREEMENTS"). The initial closing of the purchase and sale of the Series D Shares and the Warrants shall be consummated concurrently with the Closing contemplated hereby.

     6. CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING. The Company's obligation to sell and issue the Series C Preferred Stock at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by the Company (unless the Company shall have contributed in whole or in part to the nonoccurrence or nonfulfillment of such condition):

          6.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Investors herein shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date.

          6.2 CONSENTS. The Company shall have obtained all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

          6.3 CERTIFICATE OF INCORPORATION. The Company shall have filed the Restated Certificate in substantially the form attached as EXHIBIT B with the Secretary of State of the State of Delaware on or prior to the Closing Date.

          6.4 ANCILLARY AGREEMENTS. The Ancillary Agreements shall have been executed by the Company and the Investors.

          6.5 COMPLIANCE WITH ALL LAWS. At the Closing, the purchase and issuance of the Shares hereunder shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

     7.   MISCELLANEOUS.

          7.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

          7.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          7.3 FINDER'S FEE. Except as set forth on Schedule 7.3 attached hereto, each party represents, as to itself only, that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Investors (severally but not jointly) and the Company agree to indemnify and hold harmless the other party from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investors or the Company is responsible.

          7.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          7.5 ENTIRE AGREEMENT. This Agreement, the Exhibits, the Ancillary Agreements and the other documents delivered pursuant to this Agreement or contemplated hereby constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, the Exhibits or the Ancillary Agreements, express or implied, is intended to confer upon any party, other than the parties hereto and thereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, the Exhibits or the Ancillary Agreements, except as expressly provided herein and therein.

          7.6 SEVERABILITY. In case any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; PROVIDED, HOWEVER, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          7.7 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the shares of the Common Stock issued or issuable upon conversion of the Shares; PROVIDED that no amendment of this Agreement shall (i) increase any financial obligation or liability of an Investor or holder beyond that set forth herein or permitted hereby without such Investor's or holder's written consent or (ii) materially and adversely affect the rights of an Investor or holder in a manner that discriminates against such Investor/holder vis-a-vis other Investors/holders without such Investor/holder's written consent. Any amendment or waiver effected in accordance with this Section 7.7 shall be binding upon each holder of any then outstanding shares of the Common Stock issued or issuable upon conversion of the Shares, each future holder of all such securities and the Company.

          7.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to the Investors or any subsequent holder of any Shares or Conversion Stock upon any breach, default or noncompliance of the Company under this Agreement or under the Restated Certificate, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Investors' part of any breach, default or noncompliance under this Agreement or under the Restated Certificate or any waiver on the Investors' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, the Restated Certificate, Bylaw, or otherwise afforded to the Investors, shall be cumulative and not alternative.

          7.9 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed effectively given: (a) upon actual delivery, when delivered personally; (b) upon receipt when sent by confirmed telegram or fax if sent during normal business hours, and if not, then on the next business day; (c) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (d) four business days after being deposited in the U.S. mail, as certified or registered mail, return receipt requested, postage prepaid. All communications shall be sent to the Company and to the Investors at the addresses as set forth on the signature page hereof or at such other address as the Company or Investors may designate by ten (10) days advance written notice to the other parties hereto.

          7.10 EXPENSES. The Company and the Investors shall each bear their own expenses and legal fees in connection with the consummation of this transaction.

          7.11 TITLES AND SUBTITLES. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          7.13 INDEMNIFICATION. The Company assumes liability for and agrees to indemnify, defend and hold harmless each Investor (the "INDEMNIFIED PERSONS") from and against, all losses, claims, damages, liabilities, obligations, fines, penalties, judgments, settlements, costs, expenses and disbursements (including attorneys' fees and expenses) (collectively, "LOSSES") (i) arising out of or related to any breach or inaccuracy of any representation or warranty of the Company contained in this Agreement; (ii) any non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement; or (iii) incurred in connection with any action or proceeding against the Company or any Indemnified Person (a "PROCEEDING") arising out of or in connection with this Agreement or any other document or instrument executed pursuant hereto or thereto, or the transactions contemplated herein or therein to the full extent permitted by applicable law, other than Losses that are finally determined in such Proceeding to be primarily and directly a result of (1) the gross negligence of such Indemnified Person, (2) a breach of a fiduciary duty, if any, owed by such Indemnified Person to the Company, (3) the willful misconduct or a knowing violation of applicable law by such Indemnified Person, or (4) a transaction from which such Indemnified Person received an improper personal benefit. The obligations of the Company to each Indemnified Person under this
Section 7.13 will be separate and distinct obligations.

                  [Remainder of page intentionally left blank.]

          The foregoing Series C Preferred Stock Purchase Agreement is executed as of the date first above written.

                                   COMPANY:

                                   OPTIMER PHARMACEUTICALS, INC.

                                   By: _________________________________________
                                       Michael N. Chang, Chief Executive Officer



















                          OPTIMER PHARMACEUTICALS, INC.
          SIGNATURE PAGE TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

          The foregoing Series C Preferred Stock Purchase Agreement is executed as of the date first above written.



                                       INVESTOR:

                                       PAR PHARMACEUTICAL, INC.

                                       By: _____________________________________

                                       Name:____________________________________

                                       Title: __________________________________



















                          OPTIMER PHARMACEUTICALS, INC.
          SIGNATURE PAGE TO SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT A


                              SCHEDULE OF INVESTORS

                                    INVESTORS

                                                        NUMBER OF
              INVESTOR                              SERIES C SHARES        PURCHASE PRICE
              --------                              ---------------        ---------------
PAR PHARMACEUTICAL, INC.                              3,333,333            $ 11,999,998.00
300 Tice Boulevard
Woodcliff, New Jersey 07677
Fax #  (201)391-5364
Attention: Paul V. Campanelli, Senior Vice
President, Business Development
Attention: Thomas J. Haughey, Vice President
& General Counsel

                          TOTAL                       3,333,333            $ 11,999,998.00
